Summary Prospectus Supplement	December 2, 2013

Putnam International Value Fund
Summary Prospectus dated October 30, 2013

The fund will offer class R5 and class R6 shares to employer-sponsored retirement plans beginning on December 2, 2013. The prospectus is supplemented as follows to add information about class R5 and class R6 shares.

The front cover page is supplemented to add class R5 and class R6 shares to the list of shares to which the prospectus relates, and to indicate that fund symbols for class R5 and class R6 shares are pending.

The following information is added to Fees and expenses:

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class R5	NONE	NONE

Class R6	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual
	Management	and service		fund operating
Share class	fees†	(12b-1) fees	Other expenses	expenses

Class R5	0.71%	N/A	0.26% <	0.97%

Class R6	0.71%	N/A	0.16% <	0.87%

† Management fees are subject to a performance adjustment.

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

Example

Share class	1 year	3 years	5 years	10 years

Class R5	$99	$309	$536	$1,190

Class R6	$89	$278	$482	$1,073

284581 12/13